EXHIBIT 32.1
                           SECTION 1350 CERTIFICATION

                           CERTIFICATION PURSUANT TO\
                 13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Enviro Voraxial Technology, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alberto DiBella, Chief Executive Officer of the Company, certify, pursuant to 13 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2003

/s/ Alberto DiBella
-----------------------
Alberto DiBella
Chief Executive Officer